UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  October 11, 2006

(Date of earliest event reported)

Maine & Maritimes Corporation

(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789		04769
(Address of principal executive offices)		(Zip Code)

207 760 2499

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Maine & Maritimes Corporation recently completed a staff restructuring plan which resulted in the elimination of approximately 4% of the Company's workforce.  The pre-tax cost of the restructuring is estimated to be $326,000, with all charges to be taken in the third quarter of 2006.  The projected annualized pre-tax savings from the restructuring will be in the $1 million range with the savings to be realized beginning in 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2006
MAINE & MARITIMES CORPORATION
By: /s/ Michael I. Williams
Michael I. Williams
SVP, CFO and Interim COO